Exhibit 24

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Barbara M. Barrett
Barbara M. Barrett
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Ferdinand Colloredo-Mansfeld
Ferdinand Colloredo-Mansfeld
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ John M. Deutch
John M. Deutch
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Thomas E. Everhart
Thomas E. Everhart
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Frederic M. Poses
Frederic M. Poses
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Warren B. Rudman
Warren B. Rudman
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Michael C. Ruettgers
Michael C. Ruettgers
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Ronald L. Skates
Ronald L. Skates
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ William R. Spivey
William R. Spivey
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ Linda G. Stuntz
Linda G. Stuntz
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ John H. Tilelli, Jr.
John H. Tilelli, Jr.
Director

POWER OF ATTORNEY

RAYTHEON COMPANY

The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the “Commission”), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the “Company”) and any amendments thereto for the Company’s fiscal year ended December 31, 2003 with exhibits thereto, including, but not limited to, the Company’s Audited Consolidated Financial Statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company’s fiscal year ended December 31, 2003, and other documents in connection therewith (collectively, the “Form 10-K”), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 15, 2004

/s/ William H. Swanson
William H. Swanson
Chairman and Chief Executive Officer